UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2019

Top Image Systems Ltd.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 001-14552

Israel
(State of Incorporation or other Jurisdiction	(I.R.S. Employer Identification No.)
of Incorporation or Organization)

Mixer House, Rokach Blvd 101, Tel Aviv, Israel	6153101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: 972-3-7679100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on January 18, 2019, Top Image Systems Ltd., a company organized under the laws of the State of Israel (“TIS”) and its subsidiaries entered into a Note Purchase Agreement with HCP-FVE, LLC, a Delaware limited liability company (“Hale Capital”) (the “Note Purchase Agreement”) pursuant to which Hale Capital agreed to purchase senior secured term loans notes (the “Notes”) from TIS in the aggregate principal amount of $2,350,000.  At the initial closing held on January 18, 2019, Hale Capital purchased a Note from TIS in the original principal amount of $1,860,000, and on February 5, 2019, Hale Capital purchased a Note from TIS in the original principal amount of $490,000.  The Notes had an initial maturity date of March 31, 2019, which maturity date was extended to May 31, 2019 pursuant to Amendment No. 1 to the Note Purchase Agreement.

In connection with the Note Purchase Agreement, TIS and Hale Capital amended and restated the Convertible Note, dated December 5, 2016, issued by TIS in favor of Hale Capital, in the original principal amount of $5,000,000 (the “Amended and Restated Convertible Note”).

A copy of the Note Purchase Agreement, Notes, Amended and Restated Convertible Note and Amendment No. 1. to the Note Purchase Agreement was filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to TIS’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2019 and is incorporated herein by reference.

In connection with the closing of the Merger described in Item 2.01 below, the Note Purchase Agreement, as amended, was terminated and the Notes and Amended and Restated Convertible Note were repaid in full.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, on February 4, 2019, TIS entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Kofax, Inc., a company organized under the Laws of the State of Delaware (“Ultimate Parent”), Kofax Holdings International Ltd., a private limited company incorporated under the Laws of England and Wales (“Parent”), and Tornely Ltd., a company organized under the Laws of the State of Israel and a wholly owned direct subsidiary of Parent (“Merger Sub”).  Pursuant to the Merger Agreement, among other things, Merger Sub would be merged with and into TIS (the “Merger”) with TIS being the surviving corporation of the Merger.

On May 6, 2019 (the “Closing Date”), Merger Sub merged with and into TIS, with TIS surviving the Merger as a direct, wholly-owned subsidiary of Parent.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each (i) TIS Ordinary Share, par value NIS 0.04 per share (other than treasury shares), was automatically converted into the right to receive $0.86 (the “Merger Consideration”); (ii) TIS restricted share unit (“TIS RSU”) was canceled in exchange for the right to receive the Merger Consideration; and (iii) option to purchase Ordinary Shares of TIS (“TIS Option”) was canceled in exchange for the right to receive a lump sum cash payment equal to the positive difference (if any) between the Merger Consideration and the exercise price of such TIS Option.  Given that the exercise price of all TIS Options was greater than the Merger Consideration, all TIS Options, whether vested or unvested, were cancelled upon consummation of the Merger without payment of any consideration.   The aggregate consideration payable for all TIS Ordinary Shares, TIS RSUs and TIS Options was $16,028,184.

In connection with the closing of the Merger, trading in TIS Ordinary Shares were placed on hold, and all Ordinary Shares, which traded on the Nasdaq Capital Market under the symbol “TISA”, will be suspended from trading on the Nasdaq Capital Market following the close of trading on May 6, 2019 and are in the process of being formally delisted from the Nasdaq Capital Market.

The foregoing description of the Merger and the Merger Agreement does not purport to be a complete description and is qualified in all respects by reference to the Merger Agreement, which was filed as Exhibit 2.1 to TIS’s Current Report on Form 8-K filed with the SEC on February 4, 2019, and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, TIS notified the Nasdaq Capital Market that each Ordinary Share TIS was automatically converted into the right to receive the Merger Consideration, as described in Item 2.01 above. Trading in TIS Ordinary Shares, which traded on the Nasdaq Capital Market under the symbol “TISA”, were placed on hold, and all Ordinary Shares will be suspended from trading on the Nasdaq Capital Market following the close of trading on May 6, 2019. TIS has requested that the Nasdaq Capital Market file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of TIS Ordinary Shares from the Nasdaq Capital Market and the deregistration of TIS Ordinary Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). TIS expects that, in accordance with its request, the Nasdaq Capital Market will file the Form 25 with respect to TIS Ordinary Shares on May 6, 2019. TIS intends to file a Form 15 with the SEC with respect to TIS Ordinary Shares, requesting the termination of registration under Section 12(g) of the Exchange Act and suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosures set forth in Items 2.01, 3.01 and 5.03 are incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

On May 6, 2019, a change in control of TIS occurred when Merger Sub merged with and into TIS, with TIS surviving the Merger as a direct, wholly-owned subsidiary of Parent.

The information set forth in Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

In connection with the closing of the Merger and pursuant to the Merger Agreement, each member of the TIS board of directors resigned as of the Effective Time. The members of TIS’ board of directors immediately prior to the Effective Time were: Donald R. Dixon, Martin Hale, Jr., Izhak Nakar and Ido Schechter.

Appointment of Certain Directors and Officers

In connection with the closing of the Merger and pursuant to the Merger Agreement, effective as of the Effective Time, the directors of Merger Sub at the Effective Time were appointed as the directors TIS. The members of Merger Sub’s board of directors immediately prior to the Effective Time were: Christian Hefner, Martin Oberholzer and Cort Townsend.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

In connection with the closing of the Merger and pursuant to the Merger Agreement, effective as of the Effective Time, TIS's Articles of Association shall be amended and replaced with the Articles of Association of Merger Sub.

Item 8.01 Other Events.

On the Closing Date, TIS will issue a press release relating to the consummation of the Merger. The press release is attached as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Press Release to be issued by Top Image Systems Ltd. on May 6, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOP IMAGE SYSTEMS LTD.

By:	/s/ Brendan Reidy
Name: Brendan Reidy
Title: Chief Executive Officer

Dated: May 6, 2019

EXHIBIT INDEX

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Press Release to be issued by Top Image Systems Ltd. on May 6, 2019